Exhibit 10.14

EXECUTION VERSION

FOURTH AMENDED AND RESTATED

SECURITIES PLEDGE AGREEMENT

THIS FOURTH AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT (this “Pledge Agreement”) is made and entered into as of November 30, 2016 by SONIC AUTOMOTIVE, INC., a Delaware corporation (a “Company” and a “Pledgor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Pledgor” and, collectively with the Company, the “Pledgors”) and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) now or hereafter party to the Revolving Credit Agreement defined below (collectively with the Administrative Agent and certain other Persons parties to Related Swap Contracts and Secured Cash Management Arrangements as more particularly described in Section 17 hereof, the “Revolving Secured Parties”).  All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Revolving Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company, certain of the Lenders (the “Existing Lenders”) and the Administrative Agent entered into that certain Third Amended and Restated Credit Agreement dated as of July 23, 2014 (as amended prior to (but excluding) the date hereof, the “Existing Credit Agreement”), pursuant to which certain of the Existing Lenders agreed to make available to the Company a revolving credit facility, including a letter of credit subfacility and a swingline subfacility; and

WHEREAS, the Company and certain Subsidiaries of the Company (the “Existing Pledgors”) entered into a Third Amended and Restated Securities Pledge Agreement dated as of July 23, 2014 (as amended prior to (but excluding) the date hereof, the “Existing Pledge Agreement”), pursuant to which the Existing Pledgors have secured their obligations arising under the Existing Credit Agreement; and

WHEREAS, the Company has requested that the Existing Credit Agreement be amended and restated in order to, among other things, (a) extend the maturity date of the revolving credit facility provided therein, (b) increase the maximum aggregate amount of the revolving credit facility provided therein, and (c) make certain other amendments to the Existing Credit Agreement on the terms and conditions set forth in that certain Fourth Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”) among the Company, the Administrative Agent and the Lenders party thereto from time to time (the “Lenders”); and

WHEREAS, the Administrative Agent and the Lenders have agreed to enter into the Revolving Credit Agreement, subject to, among other things, a condition that the parties amend and restate the Existing Pledge Agreement as provided herein; and

WHEREAS, each of (i) the Company, as collateral security for the payment and performance of the Obligations and the obligations and liabilities of any Loan Party now existing or hereafter arising under Related Swap Contracts and Secured Cash Management Arrangements other than Excluded Swap Obligations, and (ii) each other Pledgor (including each Subsidiary party to a Joinder Agreement), as collateral security for the payment and performance of its Guarantor’s Obligations (as defined in the Subsidiary Guaranty), and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party (such obligations and liabilities of the Pledgors described in clauses (i) and (ii) being referred to as “Secured Obligations”), is willing to pledge and grant to the Administrative Agent for the benefit of the Revolving Secured Parties a security interest in all of the Equity Interests of certain of its Subsidiaries as more particularly described on Schedule I attached hereto (collectively, the “Pledged Interests”), and certain related property (such Subsidiaries, together with all other Subsidiaries whose Equity Interests may be required to be subject to this Pledge Agreement from time to time, are hereinafter referred to collectively as the “Pledged Subsidiaries”); and

WHEREAS, the Company and each Subsidiary party hereto will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Revolving Credit Agreement and each such Subsidiary is a party (as signatory or by joinder) to the Subsidiary Guaranty pursuant to which such Subsidiary guarantees the Obligations of the Company and the other Loan Parties; and

WHEREAS, the Revolving Secured Parties are unwilling to make available or maintain the credit facilities under the Revolving Credit Agreement unless the Company and each other Pledgor enter into this Pledge Agreement;

NOW, THEREFORE, in order to induce (i) the Lenders to amend and restate the Existing Credit Agreement and (ii) the Revolving Secured Parties to enter into the Loan Documents and to make or maintain the credit facilities provided for therein available to or for the account of the Company and in consideration of the promises and the mutual covenants contained herein, the parties hereto agree that the Existing Pledge Agreement is hereby amended and restated as follows:

1.Pledge of Pledged Interests; Other Collateral.

(a)

As collateral security for the payment and performance by each Pledgor of its now or hereafter existing Secured Obligations, each Pledgor hereby grants, pledges and collaterally assigns to the Administrative Agent for the benefit of the Revolving Secured Parties a first priority security interest in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located:

(i)the Pledged Interests; and

(ii)all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest; and

(iii)all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing; and

(iv)all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

(v)all proceeds of any of the foregoing.

All such Pledged Interests, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (v) of this Section 1 are herein collectively referred to as the “Collateral.”

(b)

Subject to Section 10(a), each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Administrative Agent at such location as the Administrative Agent shall from time to time designate by written notice pursuant to Section 22 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Administrative Agent.

(c)

Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons, at Pledgor’s expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Administrative Agent may reasonably request from time to time to carry out the terms of this Pledge Agreement or to protect or enforce the Administrative Agent’s Lien and security interest in the Collateral hereunder granted to the Administrative Agent for the benefit of the Revolving Secured Parties and further agrees to do and cause to be done upon the Administrative Agent’s request, at Pledgor’s expense, all things determined by the Administrative Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Administrative Agent for the benefit of the Revolving Secured Parties, including the prompt payment of all out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Administrative Agent for the benefit of the Revolving Secured Parties.

(d)

All filing fees, advances, charges, costs and expenses (including fees, charges and disbursements of counsel (“Attorney Costs”)), incurred or paid by the Administrative Agent or any Lender in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Administrative Agent for the benefit of the Revolving Secured Parties by the Pledgor in respect of which the same was incurred immediately upon demand therefor, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(e)Each Pledgor agrees to register and cause to be registered the interest of the Administrative Agent, for the benefit of the Revolving Secured Parties, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.

2.Status of Pledged Interests.  Each Pledgor hereby represents, warrants and covenants to the Administrative Agent for the benefit of the Revolving Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a)

All of the Pledged Interests are, as of the date of execution of this Pledge Agreement or Joinder Agreement by each Pledgor pledging such Pledged Interests (such date as applicable with respect to each Pledgor, its “Applicable Date”), and shall at all times thereafter be validly issued and outstanding, fully paid and non-assessable, are accurately described on Schedule I, and (except as set forth on Schedule I) constitute all of the issued and outstanding Equity Interests of each Pledged Subsidiary.

(b)

The Pledgor is as at its Applicable Date and shall at all times thereafter (subject to Dispositions permitted under the Revolving Credit Agreement) be the sole registered and record and beneficial owner of the Pledged Interests, free and clear of all Liens, charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than the pledge hereunder and applicable restrictions pursuant to federal and state and applicable foreign securities laws).  Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Administrative Agent).

(c)

At no time shall any Pledged Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a “security” (or as to which the related Pledged Subsidiary has elected to have treated as a “security”) under Article 8 of the Uniform Commercial Code of the State of North Carolina or of any other jurisdiction whose laws may govern (the “UCC”) be maintained in the form of uncertificated securities.  With respect to Pledged Interests that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on Schedule I hereto, which share certificates, with stock powers duly executed in blank by the Pledgor, have been delivered to the Administrative Agent or are being delivered to the Administrative Agent simultaneously herewith or, in the case of Additional Interests as defined in Section 21, shall be delivered pursuant to Section 21. In addition, with respect to all Pledged Interests, including Pledged Interests that are not “securities” under the UCC and as to which the applicable Pledged Subsidiary has not elected to have such interests treated as

“securities” under the UCC, the Pledgor has at its Applicable Date delivered to the Administrative Agent (or has previously delivered to the Administrative Agent or, in case of Additional Interests shall deliver pursuant to Section 21) Uniform Commercial Code financing statements (or appropriate amendments thereto) duly authorized by the Pledgor and naming the Administrative Agent for the benefit of the Revolving Secured Parties as “secured party,” in form, substance and number sufficient in the reasonable opinion of the Administrative Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Revolving Secured Parties the Lien on such Pledged Interests, together with all required filing fees.  Without limiting the foregoing provisions of this Section 2(c), with respect to any Pledged Interests issued by any Subsidiary organized under the laws of a jurisdiction other than the United States (a “Foreign Subsidiary”), Pledgor shall deliver or cause to be delivered, (i) in addition to or in substitution for all or any of the foregoing items, as the Administrative Agent may elect, such other instruments, certificates, agreements, notices, filings, and other documents, and take or cause to be taken such other action, as the Administrative Agent may determine to be necessary or advisable under the laws of the jurisdiction of formation of such Foreign Subsidiary, to grant, perfect and protect as a first priority lien in such Collateral in favor of the Administrative Agent for the benefit of the Revolving Secured Parties, and (ii) an opinion of counsel acceptable in form and substance to the Administrative Agent issued by a law firm acceptable to the Administrative Agent licensed to practice law in such foreign jurisdiction, addressing with respect to such Pledged Interests the matters described in Section 6.14 of the Revolving Credit Agreement.

(d)

It has full corporate power, legal right and lawful authority to execute this Pledge Agreement (and any Joinder Agreement applicable to it) and to pledge, assign and transfer its Pledged Interests in the manner and form hereof.

(e)

The pledge, assignment and delivery of its Pledged Interests (along with undated stock powers executed in blank, financing statements and other agreements referred to in Section 2(c) hereof) to the Administrative Agent for the benefit of the Revolving Secured Parties pursuant to this Pledge Agreement (or any Joinder Agreement) creates or continues, as applicable, a valid and perfected first priority security interest in such Pledged Interests in favor of the Administrative Agent for the benefit of the Revolving Secured Parties, securing the payment of the Secured Obligations, assuming, in the case of the Pledged Interests which constitute certificated “securities” under the UCC, continuous and uninterrupted possession by or on behalf of the Administrative Agent.  The Pledgor will at its own cost and expense defend the Revolving Secured Parties’ right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

(f)

Except as otherwise expressly provided herein pursuant to a Disposition permitted under the Revolving Credit Agreement, none of the Pledged Interests (nor any interest therein or thereto) shall be sold, transferred or assigned without the Administrative Agent’s prior written consent, which may be withheld for any reason.

(g)

It shall at all times cause the Pledged Interests of such Pledgor that constitute “securities” (or as to which the issuer elects to have treated as “securities”) under the UCC to be represented by the certificates now and hereafter delivered to the Administrative Agent in accordance with Sections 1, 2 and 21 hereof and that it shall cause each of the Pledged Subsidiaries as to which it is the Pledgor not to issue any Equity Interests, or securities convertible into, or exchangeable or exercisable for, Equity Interests, at any time during the term of this Pledge Agreement unless the Pledged Interests of such Pledge Subsidiary are issued solely to either (y) such Pledgor who shall immediately comply with Sections 2 and 21 hereof with respect to such property or (z) the Company or a Subsidiary Guarantor who shall immediately pledge such additional Equity Interests to the Administrative Agent for the benefit of the Revolving Secured Parties pursuant to Section 21 or 23 hereof, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 2(c) hereof to the Administrative Agent and take such further actions as the Administrative Agent may deem necessary in order to perfect a first priority security interest in such Equity Interests.

(h)The exact legal name and address, type of Person, jurisdiction of formation, jurisdiction of formation identification number (if any), and location of the chief executive office of such Pledgor are as specified on Schedule II attached hereto.  No Pledgor shall change its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken all such action at such Pledgor’s expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection of the Lien of the Administrative Agent in Collateral.

3.Preservation and Protection of Collateral.

(a)

The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

(b)Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with that used in preparing the Audited Financial Statements and evidenced to the satisfaction of the Administrative Agent and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed.  Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments, or upon the failure of any Pledgor to pay any amount pursuant to Section 1(c), the Administrative Agent at its option may pay or contest any of them (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest.  All sums so disbursed by the Administrative Agent, including Attorney Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(c)

Each Pledgor hereby (i) irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Pledgor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Pledgor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time reasonably determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Revolving Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, and (ii) irrevocably ratifies and acknowledges all such actions taken by or on behalf of the Administrative Agent prior to the Applicable Date.

4.Default.  Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent is given full power and authority, then or at any time thereafter, to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Administrative Agent may elect; and any such sale may be made either at public or private sale at the Administrative Agent’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Administrative Agent may reasonably deem fair; and the Administrative Agent or any other Revolving Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption.  Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law.  Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Administrative Agent.  Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group.  Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledged Subsidiary to register or otherwise qualify the Collateral, even if such Pledged Subsidiary would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law.  Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner.  Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Interests if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Interests may be sold for an amount less than a pro rata share of the fair market value of the Pledged Subsidiary’s assets minus its liabilities.  In addition to the foregoing, the Revolving Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.

5.Proceeds of Sale.  The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all Attorney Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.03 of the Revolving Credit Agreement.  Each Pledgor shall be liable to the Administrative Agent, for the benefit of the Revolving Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Revolving Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

6.Presentments, Demands and Notices.  The Administrative Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

7.Attorney-in-Fact.  Each Pledgor hereby appoints the Administrative Agent as the Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.  Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

8.Reinstatement.  The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Revolving Secured Party or is repaid by any Revolving Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 8 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

9.Waiver by the Pledgors.  Each Pledgor waives to the extent permitted by applicable law (a) any right to require any Revolving Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Revolving Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Revolving Secured Parties.  Each Pledgor authorizes each Revolving Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (x) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (y) apply such Collateral or other security and direct the order or manner of sale thereof as such Revolving Secured Party or obligee in its discretion may determine.

The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

10.Dividends and Voting Rights.

(a)All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder, provided, however, that cash dividends paid to a Pledgor as record owner of the Pledged Interests, to the extent permitted by the Revolving Credit Agreement to be declared and paid, may be retained by such Pledgor so long as no Event of Default shall have occurred and be continuing, free from any Liens hereunder.

(b)

So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor as record and beneficial owner shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms of the Loan Documents.

(c)Upon the occurrence and during the continuance of any Event of Default, all rights of the Pledgors to receive and retain cash dividends and other distributions upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Revolving Secured Parties, and each Pledgor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Interests to the Administrative Agent (together, if the Administrative Agent shall request, with the documents described in Sections 1(c) and 2(c) hereof or other negotiable documents or instruments so distributed) to be held by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations.  Pending delivery to the Administrative Agent of such property, each Pledgor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Revolving Secured Parties.

(d)Upon the occurrence and during the continuance of any Event of Default, at the option of the Administrative Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Revolving Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Pledgor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

11.Continued Powers.  Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Revolving Secured Parties hereunder shall continue to exist and may, at any time after the occurrence and during the continuance of an Event of Default, be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.

12.Other Rights.  The rights, powers and remedies given to the Administrative Agent for the benefit of the Revolving Secured Parties by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Revolving Secured Party under any other Loan Document or by virtue of any statute or rule of law.  Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Revolving Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Revolving Credit Agreement.

13.Anti-Marshaling Provisions.  The right is hereby given by each Pledgor to the Administrative Agent, for the benefit of the Revolving Secured Parties, to make releases

(whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations.  Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Revolving Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement.  Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document.

14.Entire Agreement.  This Pledge Agreement and each Joinder Agreement, together with the Revolving Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained.  The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof.  Neither this Pledge Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Revolving Credit Agreement.

15.Further Assurances.  Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or advisable to give effect thereto, such additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or any Joinder Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Revolving Secured Parties hereunder or thereunder.  Each Pledgor hereby consents and agrees that the Pledged Subsidiaries and all other Persons, shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Revolving Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Subsidiaries or other Persons.

16.Binding Agreement; Assignment.  This Pledge Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement, any Joinder Agreement or any interest herein or therein or in the Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Administrative Agent as Collateral under this Pledge Agreement.  Without limiting the generality of the foregoing sentence of this Section 16, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Revolving Credit Agreement (to the extent permitted by the Revolving Credit Agreement); and to the extent of any such permitted assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Revolving Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations).  All references herein to the Administrative Agent and to the Revolving Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

17.Related Swap Contracts and Secured Cash Management Arrangements.  All obligations of any Pledgor under or in respect of Related Swap Contracts and Secured Cash Management Arrangements other than Excluded Swap Obligations shall be deemed to be Secured Obligations secured hereby, and each Hedge Bank or Cash Management Bank party to any such Related Swap Contract or Secured Cash Management Arrangement shall be deemed to be a Revolving Secured Party hereunder with respect to such Secured Obligations; provided, however, that such obligations under or in respect of any Related Swap Contract shall cease to be Secured Obligations at such time, prior to the Facility Termination Date, as the applicable Hedge Bank (or Affiliate of such Person) shall cease to be a “Hedge Bank” under the Revolving Credit Agreement.

No Person who obtains the benefit of any Lien by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Notwithstanding any other provisions of this Pledge Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, the Secured Obligations arising under Related Swap Contracts or Secured Cash Management Arrangements to the extent the Administrative Agent has received written notice of  such Obligations, together with such supportive documentation as it may request from the applicable Lender or Affiliate of a Lender.  The Administrative Agent shall not be required to verify the payment of, or that any other satisfactory arrangements have been made with respect to, obligations arising under Secured Cash Management Agreements and Related Swap Contracts in the case of a Facility Termination Date.  Each Revolving Secured Party not a party to the Revolving Credit Agreement who obtains the benefit of this Pledge Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Revolving Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Revolving Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Revolving Credit Agreement.

18.Severability.  The provisions of this Pledge Agreement are independent of and separable from each other.  If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

19.Counterparts.  This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought.  Without limiting the foregoing provisions of this Section 19, the provisions of Section 10.10 of the Revolving Credit Agreement shall be applicable to this Pledge Agreement.

20.Termination.  Subject to the provisions of Section 8, this Pledge Agreement and each Joinder Agreement, and all obligations of the Pledgors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date.  Upon such termination of this Pledge Agreement, the Administrative Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors the certificates evidencing its shares of Pledged Interests (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Interests to the extent then held by the Administrative Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same.

21.Additional Interests.  If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Subsidiary not listed on Schedule I hereto which are required to be subject to a Lien pursuant to a Pledge Agreement by the terms hereof or of any provision of the Revolving Credit Agreement (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall deliver to the Administrative Agent for the benefit of the Revolving Secured Parties (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (iii) any other document required in connection with such Additional Interests as described in Section 2(c).  Each Pledgor shall comply with the requirements of this Section 21 concurrently with the acquisition of any such Additional Interests or, in the case of Additional Interests to which Section 6.14 of the Revolving Credit Agreement applies, within the time period specified in such Section or elsewhere in the Revolving Credit Agreement with respect to such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 21 shall not impair the Lien on Additional Interests conferred hereunder.

22.Notices.  Any notice required or permitted hereunder shall be given (a) with respect to the Company and each Subsidiary which is a Pledgor hereunder, at the address of the Company indicated in Schedule 10.02 of the Revolving Credit Agreement, (b) with respect to the Administrative Agent or a Revolving Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Revolving Credit Agreement.  All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Revolving Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

23.Joinder.  Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement and who is identified therein as a “Pledgor” shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 1 hereof granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Revolving Secured Parties all Pledged Interests which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder.  Each such Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Pledgor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules to each such Joinder Agreement.

24.Rules of Interpretation.  The rules of interpretation contained in Sections 1.03 and 1.06 of the Revolving Credit Agreement shall be applicable to this Pledge Agreement and each Joinder Agreement and are hereby incorporated by reference.  All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

25.Governing Law; Waivers.

(a)THIS PLEDGE AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(b)EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN MECKLENBURG COUNTY, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c)EACH PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE

PREPAID) TO THE ADDRESS OF SUCH PLEDGOR PROVIDED IN SECTION 22 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.

(d)NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PLEDGOR OR ANY OF SUCH PLEDGOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.  TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

(e)IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f)EACH PLEDGOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

26.Amendment and Restatement.  The parties hereto agree that the Existing Pledge Agreement is hereby amended and restated in this Pledge Agreement, and this Pledge Agreement shall constitute neither a release nor novation of any lien or security interest arising under the Existing Pledge Agreement nor a refinancing of any indebtedness or obligations arising thereunder or under the Existing Credit Agreement or related documents, but rather the liens and security interests in effect under the Existing Pledge Agreement shall continue in effect on the terms hereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.

PLEDGORS:

SONIC AUTOMOTIVE, INC.

By:	/s/ Heath R. Byrd
Name:	Heath R. Byrd
Title:	Executive Vice President and Chief
Financial Officer

ECHOPARK AUTOMOTIVE, INC.

FAA HOLDING CORP.

FIRSTAMERICA AUTOMOTIVE, INC.

L DEALERSHIP GROUP, INC.

SAI AL HC1, INC.

SAI FL HC3, INC.

SAI FL HC4, INC.

SAI FL HC7, INC.

SAI GA HC1, LLC

SAI MD HC1, INC.

SAI PEACHTREE, LLC

SAI TN HC1, LLC

SAI TN HC2, LLC

SONIC – LS, LLC

SONIC AUTOMOTIVE OF NEVADA, INC.

SONIC AUTOMOTIVE WEST, LLC

SONIC OF TEXAS, INC.

SRE HOLDING, LLC

By:	/s/ Heath R. Byrd
Name:	Heath R. Byrd
Title:	Vice President and Treasurer

FOURTH AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT

(Sonic Automotive, Inc. – Senior Facility)

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Reneé Marion
Name:	Reneé Marion
Title:	Assistant Vice President

FOURTH AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT

(Sonic Automotive, Inc. – Senior Facility)

Signature Page

SCHEDULE I

Pledged Interests

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
EchoPark Automotive, Inc.	AM GA, LLC Georgia Limited Liability Company 16063806	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
EchoPark Automotive, Inc.	AM Realty GA, LLC Georgia Limited Liability Company 16063850	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
EchoPark Automotive, Inc.	EchoPark NC, LLC North Carolina Limited Liability Company 1436923	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 1

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
EchoPark Automotive, Inc.	EchoPark SC, LLC South Carolina Limited Liability Company	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
EchoPark Automotive, Inc.	EchoPark TX, LLC Texas Limited Liability Company 802448793	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
EchoPark Automotive, Inc.	EchoPark Realty TX, LLC Texas Limited Liability Company 802302813	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
EchoPark Automotive, Inc.	EP Realty NC, LLC North Carolina Limited Liability Company 1436919	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
EchoPark Automotive, Inc.	EP Realty SC, LLC South Carolina Limited Liability Company	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 2

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
EchoPark Automotive, Inc.	SAI AM Florida, LLC Florida Limited Liability Company L16000202910111	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
FAA Holding Corp.	L Dealership Group, Inc. Texas Corporation 151278900	Common Stock	1,000	1,000	1,000	8	$0.01
FirstAmerica Automotive, Inc.	FAA Holding Corp. California Corporation C2174202	Common Stock	100,000	10,000	10,000	2	N/A
L Dealership Group, Inc.	Autobahn, Inc. California Corporation C1548941	Common Stock	1,000,000	400,000	400,000	2	N/A

Schedule I – Page 3

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SAI AL HC1, Inc.	SAI Montgomery CH, LLC Alabama Limited Liability Company 428-747	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI AL HC1, Inc.	SAI Montgomery BCH, LLC Alabama Limited Liability Company 428-745	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI FL HC3, Inc.	SAI Orlando CS, LLC Florida Limited Liability Company L08000116711	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI FL HC4, Inc.	SAI Fort Myers VW, LLC Florida Limited Liability Company L08000116709	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 4

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SAI FL HC7, Inc.	SAI Fort Myers M, LLC Florida Limited Liability Company L98000002089	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI GA HC1, LLC	SAI Peachtree, LLC Georgia Limited Liability Company 4746288	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI GA HC1, LLC	SAI S. Atlanta JLR, LLC Georgia Limited Liability Company 16070312	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI MD HC1, Inc.	SAI Rockville Imports, LLC Maryland Limited Liability Company W12796074	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 5

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SAI Peachtree, LLC	SAI Chamblee V, LLC Georgia Limited Liability Company 1038946	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI TN HC1, LLC	SAI Nashville CSH, LLC Tennessee Limited Liability Company 0336183	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI TN HC1, LLC	SAI Nashville M, LLC Tennessee Limited Liability Company 0336182	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI TN HC2, LLC	SAI Nashville Motors, LLC Tennessee Limited Liability Company 0566970	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 6

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	Arngar, Inc. North Carolina Corporation 0005612	Common Stock	100,000	1,333	1,333	14	N/A
Sonic Automotive, Inc.	Fort Mill Ford, Inc. South Carolina Corporation	Common Stock	10,000	2,700	2,700	13	N/A
Sonic Automotive, Inc.	SAI Roaring Fork LR, Inc. Colorado Corporation 2014156978	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	SAI AL HC1, Inc. Alabama Corporation D/C 206-272	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	SAI Columbus Motors, LLC Ohio Limited Liability Company CP13127	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 7

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	SAI Columbus VWK, LLC Ohio Limited Liability Company CP13130	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	SAI Denver M, Inc. Colorado Corporation 20131291339	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	SAI FL HC3, Inc. Florida Corporation P98000064012	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	SAI FL HC4, Inc. Florida Corporation P98000064009	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	SAI FL HC7, Inc. Florida Corporation F86660	Common Stock	500	500	500	22	$1.00

Schedule I – Page 8

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc. Sonic Automotive of Nevada, Inc.	SAI OK HC1, Inc. Oklahoma Corporation 1900632183	Common Stock Common Stock	1,000	400	100 300	2 5	N/A
Sonic Automotive, Inc.	Sonic Automotive Aviation, LLC North Carolina Limited Liability Company 1320781	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	Sonic Automotive F&I, LLC Nevada Limited Liability Company LLC8620-1999	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	Sonic Automotive Support, LLC Nevada Limited Liability Company LLC19412-2003	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 9

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	Sonic Automotive West, LLC Nevada Limited Liability Company LLC9139-1999	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	Sonic Calabasas M, Inc. California Corporation C2975101	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	Sonic–Capitol Imports, Inc. South Carolina Corporation	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	Sonic Development, LLC North Carolina Limited Liability Company 0483658	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 10

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	Sonic Divisional Operations, LLC Nevada Limited Liability Company LLC26157-2004	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	Sonic - Las Vegas C West, LLC Nevada Limited Liability Company LLC7434-2000	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	Sonic - Newsome Chevrolet World, Inc. South Carolina Corporation	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	Sonic of Texas, Inc. Texas Corporation 150782300	Common Stock	1,000	100	100	1	N/A

Schedule I – Page 11

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	Sonic Resources, Inc. Nevada Corporation C24652-2001	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	Sonic Santa Monica M, Inc. California Corporation C2727452	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	Sonic-Volvo LV, LLC Nevada Limited Liability Company LLC6829-1999	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	Sonic Walnut Creek M, Inc. California Corporation C2508517	Common Stock	1,000	100	100	2	N/A

Schedule I – Page 12

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	SRE Holding, LLC North Carolina Limited Liability Company 0551475	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	EchoPark Automotive, Inc. Delaware Corporation 5387434	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	Town and Country Ford, Incorporated North Carolina Corporation 0148959	Common Stock	2,000	471.25	471.25	75	N/A
Sonic Automotive of Nevada, Inc.	SAI TN HC1, LLC Tennessee Limited Liability Company 0336184	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 13

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive of Nevada, Inc.	SAI TN HC2, LLC Tennessee Limited Liability Company 0336185	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	SAI TN HC3, LLC Tennessee Limited Liability Company 0336184	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic – LS, LLC Sonic Automotive West, LLC	Sonic – LS Chevrolet, L.P. Texas Limited Partnership 11958210	General Partner Interest Limited Partner Interest	N/A N/A	.10% 99.90%	.10% 99.90%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic Advantage PA, L.P. Texas Limited Partnership 800235623	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A

Schedule I – Page 14

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic Automotive of Texas, L.P. Texas Limited Partnership 11324210	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic Automotive - 3401 N. Main, TX, L.P. Texas Limited Partnership 11376510	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic Automotive - 4701 I-10 East, TX, L.P. Texas Limited Partnership 11345010	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A

Schedule I – Page 15

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic – Cadillac D, L.P. Texas Limited Partnership 800061917	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic–Clear Lake Volkswagen, L.P. Texas Limited Partnership 800207889	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic Houston JLR, LP Texas Limited Partnership 800735509	General Partner Interest Limited Partner Interest	N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic Houston LR, L.P. Texas Limited Partnership 800236309	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A

Schedule I – Page 16

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic – Houston V, L.P Texas Limited Partnership 15286810	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic–Jersey Village Volkswagen, L.P. Texas Limited Partnership 800207902	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc.	Sonic – LS, LLC Delaware Limited Liability Company 3440418	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic Momentum JVP, L.P. Texas Limited Partnership 800235475	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A

Schedule I – Page 17

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic Momentum VWA, L.P. Texas Limited Partnership 800207910	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	Sonic – Richardson F, L.P. Texas Limited Partnership 14037410	General Partner Interest Limited Partner Interest	N/A N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	SRE Texas - 1, L.P. Texas Limited Partnership 13523310	General Partner Interest Limited Partner Interest	N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	SRE Texas - 2, L.P. Texas Limited Partnership 13523410	General Partner Interest Limited Partner Interest	N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A

Schedule I – Page 18

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	SRE Texas - 3, L.P. Texas Limited Partnership 13523510	General Partner Interest Limited Partner Interest	N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	SRE Texas - 4, L.P. Texas Limited Partnership 800048705	General Partner Interest Limited Partner Interest	N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	SRE Texas – 5, L.P. Texas Limited Partnership 800048740	General Partner Interest Limited Partner Interest	N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	SRE Texas - 6, L.P. Texas Limited Partnership 800048741	General Partner Interest Limited Partner Interest	N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	SRE Texas – 7, L.P. Texas Limited Partnership 800048742	General Partner Interest Limited Partner Interest	N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A

Schedule I – Page 19

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc. Sonic Automotive of Nevada, Inc.	SRE Texas-8, L.P. Texas Limited Partnership 800048743	General Partner Interest Limited Partner Interest	N/A	1.00% 99.00%	1.00% 99.00%	N/A	N/A
SRE Holding, LLC	AnTrev, LLC North Carolina Limited Liability Company 0659676	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Alabama–2, LLC Alabama Limited Liability Company 670-275	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Alabama-5, LLC Alabama Limited Liability Company DLL691-622	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 20

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE California – 1, LLC California Limited Liability Company 200202910110	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE California-2, LLC California Limited Liability Company 200202910111	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE California - 3, LLC California Limited Liability Company 200202810141	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE California - 5, LLC California Limited Liability Company 200203110006	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 21

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE California - 6, LLC California Limited Liability Company 200203110007	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE California – 7 SCB, LLC California Limited Liability Company 201033410181	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE California – 8 SCH, LLC California Limited Liability Company 201033510021	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE California – 9 BHB, LLC California Limited Liability Company 201126410082	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 22

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE California 10 LBB, LLC California Limited Liability Company 201413910313	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Colorado RF – 1, LLC Colorado Limited Liability Company 20021330518	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Colorado CC – 2, LLC Colorado Limited Liability Company 20021330523	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Colorado – 3, LLC Colorado Limited Liability Company 20021330530	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 23

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE Colorado – 4, LLC Colorado Limited Liability Company 20141516951	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Colorado – 5, LLC Colorado Limited Liability Company 201415486855	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Georgia 4, LLC Georgia Limited Liability Company 4219711	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Florida - 1, LLC Florida Limited Liability Company L00000006050	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 24

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE Maryland - 1, LLC Maryland Limited Liability Company 200162227	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Nevada-2, LLC Nevada Limited Liability Company LLC5021-2000	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE North Carolina-2, LLC North Carolina Limited Liability Company 0682830	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE North Carolina - 3, LLC North Carolina Limited Liability Company 0682833	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 25

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE Ohio 1, LLC Ohio Limited Liability Company 2146293	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Ohio 2, LLC Ohio Limited Liability Company 2146292	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Oklahoma–2, LLC Oklahoma Limited Liability Company 3500697105	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE South Carolina – 2, LLC South Carolina Limited Liability Company	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 26

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE South Carolina -3, LLC South Carolina Limited Liability Company	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE South Carolina – 4, LLC South Carolina Limited Liability Company	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Tennessee - 1, LLC Tennessee Limited Liability Company 000390360	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Tennessee - 2, LLC Tennessee Limited Liability Company 000390358	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 27

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE Tennessee - 3, LLC Tennessee Limited Liability Company 000390359	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Tennessee-4, LLC Tennessee Limited Liability Company 000450279	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Tennessee-5, LLC Tennessee Limited Liability Company 000450278	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Tennessee - 6, LLC Tennessee Limited Liability Company 000797947	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 28

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE Virginia - 1, LLC Virginia Limited Liability Company 5050246-0	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Virginia - 2, LLC Virginia Limited Liability Company S1012154	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Texas 9, LLC Texas Limited Liability Company 801419276	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Texas 10, LLC Texas Limited Liability Company 801675082	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 29

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE Texas 11, LLC Texas Limited Liability Company 801723757	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 30

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE Texas 12, LLC Texas Limited Liability Company 801807250	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 31

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE Texas 13, LLC Texas Limited Liability Company 13-802180003	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 32

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	SRE Texas 14, LLC Texas Limited Liability Company 14-802402987	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	SRE Texas 15, LLC Texas Limited Liability Company 15-802570108	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
EchoPark Automotive, Inc.	TT Denver, LLC Colorado Limited Liability Company 20131462193	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 33

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
EchoPark Automotive, Inc.	TTRE CO 1, LLC Colorado Limited Liability Company 20131504490	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Schedule I – Page 34

SCHEDULE II

Name and Address of Pledgor	Type of Person	Jurisdiction of Formation of Pledgor	Jurisdiction of Formation Identification Number
EchoPark Automotive, Inc. 4401 Colwick Rd. Charlotte, NC	Corporation	Delaware	5387434
FAA Holding Corp. 4401 Colwick Road Charlotte, NC 28211	Corporation	California	C2174202
FirstAmerica Automotive, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Delaware	2761294
L Dealership Group, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Texas	151278900
SAI AL HC1, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Alabama	206-272
SAI FL HC3, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Florida	P98000064012
SAI FL HC4, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Florida	P98000064009
SAI FL HC7, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Florida	F86660
SAI GA HC1, LLC 4401 Colwick Road Charlotte, NC 28211	Limited Liability Company	Georgia	4705444
SAI MD HC1, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Maryland	D05310776
SAI Peachtree, LLC 4401 Colwick Road Charlotte, NC 28211	Limited Liability Company	Georgia	4746288
SAI TN HC1, LLC 4401 Colwick Road Charlotte, NC 28211	Limited Liability Company	Tennessee	0336184

Schedule II – Page 1

Name and Address of Pledgor	Type of Person	Jurisdiction of Formation of Pledgor	Jurisdiction of Formation Identification Number
SAI TN HC2, LLC 4401 Colwick Road Charlotte, NC 28211	Limited Liability Company	Tennessee	0336185
Sonic Automotive, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Delaware	2714319
Sonic Automotive of Nevada, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Nevada	C18014-1997
Sonic Automotive West, LLC 4401 Colwick Road Charlotte, NC 28211	Corporation	Nevada	LLC9139-1999
Sonic – LS, LLC 4401 Colwick Road Charlotte, NC 28211	Limited Liability Company	Delaware	3440418
Sonic Momentum B, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Texas	800235477
Sonic of Texas, Inc. 4401 Colwick Road Charlotte, NC 28211	Corporation	Texas	150782300
SRE Holding, LLC 4401 Colwick Road Charlotte, NC 28211	Limited Liability Company	North Carolina	0551475

Schedule II – Page 2